UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-04605

First Opportunity Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Address of Principal Executive Offices)(Zip Code)

Fund Administrative Services, LLC

2344 Spruce Street, Suite A

Boulder, CO 80302

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 444-5483

Date of Fiscal Year End: March 31

Date of Reporting Period: September 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

9.30.14 *(Unaudited)*

SEMI-ANNUAL

1st First Opportunity Fund, Inc.™

OTC SYMBOL: FOFI

Semi-Annual Report | September 30, 2014

First Opportunity Fund, Inc.	Letter from the Advisers
September 30, 2014 (Unaudited)

Dear Stockholders:

It seems I got ahead of myself in my last letter. It turns out that I have one more letter to write specifically for the First Opportunity Fund, Inc. (the “Fund”). Although I believe I can now say with confidence that this will in all likelihood be the last semi-annual letter specifically for the Fund, as the merger of the Fund, Boulder Total Return Fund, Inc., The Denali Fund Inc. and Boulder Growth & Income Fund, Inc. into a single surviving fund has officially received stockholder approval. It has been a long process to reach this point and we appreciate your support and patience throughout it all. In light of this momentous event, I believe we have an opportunity to break from the normal and attempt to provide something new and hopefully more insightful. Let us begin by starting with the familiar and review the performance of the Fund.

For the six-month period ending September 30, 2014, the Fund generated an absolute return of 1.3% on net assets. While a positive return, this performance was materially below the performances of the Fund’s benchmarks as the S&P 500 Index generated a 6.4% return, the Dow Jones Industrial Average (DJIA) generated a 4.8% return and the NASDAQ Composite generated a 7.7% return.

	3 mos.	6 mos.	One Year	Three Years*	Five Years*	Ten Years*	Since June 2010**
FOFI (NAV)	-1.4%	1.3%	11.7%	14.6%	10.4%	2.8%	10.5%

FOFI (Market)	0.7%	4.0%	20.3%	18.2%	9.4%	0.5%	11.4%

S&P 500 Index	1.1%	6.4%	19.7%	22.9%	15.7%	8.1%	17.1%

DJIA	1.9%	4.8%	15.3%	19.0%	14.8%	8.1%	15.6%

NASDAQ Composite	2.2%	7.7%	20.7%	24.7%	17.6%	10.3%	18.7%

*	Annualized
**	Annualized since June 1, 2010, when the current Advisers became investment advisers to the Fund.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500 Index, the DJIA and the NASDAQ Composite include reinvested dividends and distributions. You cannot invest directly in any of these indices. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

In my last letter, I discussed our viewpoint that markets were beginning to trade at premium valuations and if there were any further appreciation in excess of underlying business performance the Fund would generate a positive return, but would run the risk of underperforming on a relative basis. While it could be said that the Fund’s performance for the period was in-line with the expectations we laid out in the previous stockholder letter, I believe this would be an overly simplistic explanation of the Fund’s performance for the period.

Semi-Annual Report | September 30, 2014	1

Letter from the Advisers	First Opportunity Fund, Inc.
September 30, 2014 (Unaudited)

Upon closer examination it can be seen that the Fund’s performance was negatively impacted by the performance of some of the Fund’s larger positions. Chief among these were the positions in the two hedge funds of Bay Pond, L.P. (Bay Pond) and Wolf Creek Investors (Bermuda), L.P. (Wolf Creek), which accounted for roughly 16.4% and 16.6% of total assets at period end, respectively. For the period, Bay Pond generated a return of -0.9% and Wolf Creek generated a return of -0.3%. In both cases, these positions generated returns materially below the Fund’s benchmarks and due to their combined weight in the Fund were contributing factors to the Fund’s relative underperformance during the period. The weak performance from these two positions was only partially offset by the positive contributions from some of the Fund’s other large positions, such as Cisco Systems, Inc. and the combined position in the common shares and American Depository Receipts (ADRs) of Sanofi as they generated returns for the period of 15.0% and 11.3%, respectively.

As you know from the press release on September 4th, we made the investment decision to redeem the Fund’s positions in both Bay Pond and Wolf Creek during the period. We were notified in July of this year that there were going to be structural changes made to both Bay Pond and Wolf Creek and a redemption period would be made available to investors in these two hedge funds. As part of our investment process, we performed an in-depth review of the proposed structural changes and other relevant factors and made the determination that the Fund’s investment in the hedge funds no longer adhered to our original investment thesis. In accordance with this decision, we notified the manager of these hedge funds of our intent to redeem the Fund’s investment in both Bay Pond and Wolf Creek. The Fund received approximately 95% of the redemption proceeds in early October with the remainder, subject to some tax withholdings, received in November. As the aggregate position in Bay Pond and Wolf Creek accounted for approximately 33% of the Fund’s total assets, the Fund’s cash position has increased dramatically since the period end on September 30, 2014.

We have been actively analyzing opportunities to re-invest these redemption proceeds, but attractive opportunities have been scarce due to generally elevated market valuations. Regardless, any investment decision we make will adhere to our core philosophy of buying good businesses at attractive valuations for the long-run. If Mr. Market is unwilling to offer us such opportunities, we are willing to patiently wait in cash until fear gets the better of him.

In the meantime, we continue to focus our efforts on closely monitoring the existing holdings of the Fund and researching new investment ideas. We believe these labors bore some fruit during the period as we made a few changes to the Fund’s holdings. While attractive investment opportunities have been scarce, they are not extinct and we believe we identified one in Pfizer Inc. (Pfizer). Pfizer is a leading global biopharmaceutical company with a history that stretches back to 1849. Recently, the knock against the company has been that its sales and income are expected to decline in the next year or more and growth opportunities are fairly modest for the next couple of years thereafter. While we do not disagree with this assessment, we feel the market has placed too much emphasis on the company’s limited growth prospects and in the process overlooked the company’s many other positives. As a result, we believe the market provided us with an attractive entry point and we established a position in Pfizer’s stock. We believe some of the overlooked positives of Pfizer are its diverse product portfolio, geographic sales diversity and a large and improving product development pipeline. When combined with the fact that many of the company’s products are insulated from competition due to patent protection and market exclusivity rights, we believe the company will be able to generate high levels of free cash flow for the foreseeable future. We expect the company will continue to use this free cash flow and its large excess cash position to return capital to shareholders through its attractive dividend and share repurchases as well as to fund business development initiatives that should help bolster its current growth prospects.

2	www.boulderfunds.net

First Opportunity Fund, Inc.	Letter from the Advisers
September 30, 2014 (Unaudited)

In addition to the new position in Pfizer, we sold out of the Fund’s position in Kohl’s Corporation (Kohl’s) with the proceeds going to boost the existing position in Chevron Corporation (Chevron). In general for Kohl’s, we continue to like the company as we believe it is among the better operators in the retail space, it consistently generates high levels of free cash flow and it is a shareholder friendly allocator of capital. However, we have always had some concern with the uncertain long-term competitive landscape of the retail industry in light of the continued trend toward online shopping. When Kohl’s stock traded at a material discount to our estimate of its intrinsic value, the additional margin of safety allowed us to be comfortable with this concern. As the company’s market valuation moved above our estimate of intrinsic value; however, this margin of safety disappeared and along with it our comfort level with Kohl’s stock. When the market is willing to pay us materially more for a company we own than what we believe it is worth, we will be happy to oblige as long as we have an opportunity to re-deploy those proceeds into a more attractive investment opportunity.

Fortunately, we believe we had such an opportunity with Chevron, as growing concerns about falling oil prices drove a selloff in the company’s stock. As you know, we are bottom-up investors and we make no boasts about our abilities as macro prognosticators. How then were we able to gain comfort with a company whose earnings are highly dependent on volatile commodity prices, such as oil, natural gas liquids and natural gas? The simple answer is we recognize and understand our short comings. We know we are not able to predict with any sense of accuracy where commodity prices are going to be in the next day, much less the next year. Therefore, when we look to invest in commodity driven companies, we favor ones where other structural factors of the business help mute commodity price driven earnings volatility, such as commodity exposure diversification, geographic diversification, low cost operations and conservative leverage levels. Geographic and commodity exposure diversification can provide greater earnings stability as earnings are less reliant on any one commodity price or regional price differential. Low cost operations and conservative leverage ratios provide an increased margin of safety. Even if commodity prices fall dramatically and for an extended period of time, the companies with low cost operations and conservative balance sheets should be able to maintain some level of profitability and be able to weather an unforeseen storm.

Can oil prices fall further? Absolutely. Can oil prices remain depressed for an extended period? Sure. Will Chevron’s earnings take a major hit if oil prices stay at the current lower levels? Yes. Are we concerned for the long-term future of Chevron? No. The reason is that in addition to being a return-focused and a high-quality operator, we believe Chevron benefits from all of the structural factors discussed above. Regardless of the short-term fluctuations in oil prices, we feel confident they will eventually recover. When they do, Chevron will be there, well-positioned to benefit. While the market focuses on the short-term outlook, we believe it has overlooked Chevron’s many attractive long-term prospects. This is fine with us as we believe it has given us the chance to increase the Fund’s stake in a good company at an attractive price.

Now, the fact that I just covered the vast majority of activity in the Fund in just a few paragraphs highlights what we believe is an underappreciated aspect of our investment philosophy, which is low portfolio turnover. We are investors and not speculators. When we make a make a buy decision, we are making a decision to purchase an interest in a business that we plan to hold for a

Semi-Annual Report | September 30, 2014	3

Letter from the Advisers	First Opportunity Fund, Inc.
September 30, 2014 (Unaudited)

long time. A result of our buy and hold philosophy is that portfolio turnover, in the ordinary course of business, will tend to be low and we believe this is beneficial for a couple of reasons. First, it allows us to keep trading activity and its related costs to a minimum. The logic here is simple: we believe the Fund’s assets are better spent appreciating in long-term investments in high quality companies than unnecessarily lining the pockets of our brokers. Secondly, the less time spent on trading is more time we have to focus our efforts on research. It is through research and not trading where we believe we are able to provide the greatest value to you and the Fund.

Ignoring the obvious chance to segue into an in-depth discussion of our research process, I will save that for another time as it is probably best to bring this letter to a close before it becomes overlong. Going forward, our priorities are twofold. The first is to continue to navigate through this difficult market environment where we believe valuations remain elevated. We seek to accomplish this by remaining committed to our investment philosophy of investing in good businesses at attractive valuations for the long-run. The second is to move forward with the recently approved merger, which we expect to complete in March of next year. Until then, I would like to wish you all a safe and happy holiday season and I look forward to writing you again soon.

Sincerely,

Brendon Fischer, CFA

Portfolio Manager

November 17, 2014

The views and opinions in the preceding commentary are as of the date of this letter and are subject to change at any time. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Fund’s board of directors is aware of this, monitors the discount and periodically reviews the options available to mitigate the discount. In addition, there are several factors affecting the Fund’s discount over which the board and management have little control. In the end, the market sets the Fund’s share price. For long-term stockholders of a closed-end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision.

4	www.boulderfunds.net

First Opportunity Fund, Inc.	Letter from the Advisers
September 30, 2014 (Unaudited)

Note to Stockholders on the Fund’s Use of Leverage. The Fund has the ability to leverage through a credit facility. The Fund may utilize leverage to seek to enhance the returns for its stockholders over the long term; however, this objective may not be achieved in all interest rate and investment environments. Leverage creates certain risks for stockholders, including the likelihood of greater volatility of the Fund’s NAV and market price. In the event the Fund utilizes leverage there are other risks associated with borrowing through a line of credit, including, but not limited to risks associated with purchasing securities on margin. In addition, borrowing would increase costs to the Fund, subject the Fund to contractual restrictions on its operations and require the Fund to maintain certain asset coverage ratios on any outstanding indebtedness.

Semi-Annual Report | September 30, 2014	5

Financial Data	First Opportunity Fund, Inc.
September 30, 2014 (Unaudited)

		Per Share of Common Stock
	Net Asset	Market	Dividend
	Value	Price	Paid
3/31/14	$11.99	$9.32	$0.00
4/30/14	11.94	9.35	0.00
5/31/14	12.01	9.52	0.00
6/30/14	12.31	9.62	0.00
7/31/14	12.19	9.68	0.00
8/31/14	12.32	9.78	0.00
9/30/14	12.14	9.69	0.00

Investments as a % of Net Assets

6	www.boulderfunds.net

First Opportunity Fund, Inc.	Consolidated Portfolio of Investments
September 30, 2014 (Unaudited)

		Value
Shares	Description	(Note 2)

LONG TERM INVESTMENTS (64.6%)
DOMESTIC COMMON STOCKS (56.3%)
Banks & Thrifts (13.6%)
29,289	Bank of Commerce Holdings	$179,835
20,018	Centerstate Banks, Inc.	207,184
43,644	Central Valley Community Bancorp	501,033
12,300	Citizens & Northern Corp.	233,700
60,000	Community Bank*(a)(b)(c)	7,495,800
77,436	Eastern Virginia Bankshares, Inc.*	481,652
39,700	First American International*	684,825
116,276	First Capital Bancorp, Inc.*	525,568
26,549	First Merchants Corp.	536,555
193,261	Florida Capital Group*(a)(b)(c)	7,344
60,000	Independence Bank*	717,000
126,100	Metro Bancorp, Inc.*	3,057,925
48,450	National Bancshares, Inc., Escrow*(a)(b)(c)	15,848
4,000	North Dallas Bank & Trust Co.	231,000
30,400	Oak Ridge Financial Services, Inc.*	221,920
1,900	Old Point Financial Corp.	28,785
55,000	San Diego Private Bank*	737,000
92,195	Southern First Bancshares, Inc.*	1,281,511
79,900	Southern National Bancorp of Virginia, Inc.	926,041
365,646	Square 1 Financial, Inc. - Class A*	7,031,373
43,178	Valley Commerce Bancorp	641,193
419,789	Wells Fargo & Co.	21,774,455
12,404	Xenith Bankshares, Inc.*	78,889

		47,596,436

Construction Machinery (1.4%)
49,200	Caterpillar, Inc.	4,872,276

Diversified Financial Services (6.7%)
303,800	JPMorgan Chase & Co.	18,300,912
125,890	Mackinac Financial Corp.	1,441,440
25,000	South Street Securities Holdings, Inc.*(a)(c)(d)	2,605,750
47,960	Tiptree Financial*(a)(c)(d)	1,108,356

		23,456,458

Environmental Control (0.3%)
30,000	Republic Services, Inc.	1,170,600

Healthcare Products & Services (2.2%)
70,900	Johnson & Johnson	7,557,231

Semi-Annual Report | September 30, 2014	7

Consolidated Portfolio of Investments	First Opportunity Fund, Inc.
September 30, 2014 (Unaudited)

		Value
Shares	Description	(Note 2)
Insurance (0.1%)
19,678	Forethought Financial Group, Inc., Escrow - Class A*(a)(b)(c)	$445,660

Mining (4.0%)
425,300	Freeport-McMoRan, Inc.	13,886,045

Mortgages & REITS (0.0%)
155,504	Newcastle Investment Holdings Corp., REIT*(c)	0

Oil & Gas (4.8%)
141,100	Chevron Corp.	16,836,052

Pharmaceuticals (4.4%)
20,447	Merck & Co., Inc.	1,212,098
473,000	Pfizer, Inc.	13,986,610

		15,198,708

Registered Investment Companies (RICs) (0.3%)
40,000	Cohen & Steers Infrastructure Fund, Inc.	926,000

Retail (0.2%)
10,000	Wal-Mart Stores, Inc.	764,700

Savings & Loans (6.4%)
10,000	Auburn Bancorp, Inc.*	72,500
33,500	Eagle Bancorp Montana, Inc.	359,790
31,254	Georgetown Bancorp, Inc.	503,814
84,989	Hampden Bancorp, Inc.	1,460,961
22,030	HF Financial Corp.	296,083
47,216	Home Bancorp, Inc.*	1,072,275
42,000	Liberty Bancorp, Inc.	598,500
16,122	Malvern Bancorp, Inc.*	182,340
310,300	MidCountry Financial Corp.*(a)(b)(c)	3,199,193
106,998	Ocean Shore Holding Co.	1,538,631
29,100	Old Line Bancshares, Inc.	450,468
168,810	Pacific Premier Bancorp, Inc.*	2,371,781
165,930	Perpetual Federal Savings Bank(e)	3,185,856
40,650	Redwood Financial, Inc.*(e)	1,158,525
89,993	River Valley Bancorp(e)	1,928,550
6,300	Royal Financial, Inc.*	50,085
276,588	SI Financial Group, Inc.	3,095,020
110,500	Third Century Bancorp(e)	861,900

		22,386,272

Software & Services (6.0%)
57,000	International Business Machines Corp.	10,820,310

8	www.boulderfunds.net

First Opportunity Fund, Inc.	Consolidated Portfolio of Investments
September 30, 2014 (Unaudited)

		Value
Shares	Description	(Note 2)
Software & Services (continued)
266,300	Oracle Corp.	$10,193,964

		21,014,274

Technology, Hardware & Equipment (5.1%)
638,825	Cisco Systems, Inc.	16,079,225
23,000	Harris Corp.	1,527,200

		17,606,425

Tobacco Products (0.8%)
42,000	Altria Group, Inc.	1,929,480
11,000	Philip Morris International, Inc.	917,400

		2,846,880

TOTAL DOMESTIC COMMON STOCKS
(Cost $154,129,041)		196,564,017

LIMITED PARTNERSHIPS (0.8%)
66,500	Enterprise Products Partners LP	2,679,950

		2,679,950

TOTAL LIMITED PARTNERSHIPS
(Cost $1,617,773)		2,679,950

FOREIGN COMMON STOCKS (7.4%)
Banks & Thrifts (0.2%)
5,490	Gronlandsbanken AB	591,519

Insurance (0.4%)
6,700	Muenchener Rueckversicherungs AG	1,324,801

Iron/Steel (1.5%)
72,000	POSCO, ADR	5,464,800

National Stock Exchange (0.5%)
17,776	NSE India, Ltd.(a)(b)(c)	1,789,913

Oil & Gas (0.3%)
18,000	Total SA, Sponsored ADR	1,160,100

Pharmaceuticals (3.7%)
24,000	Sanofi	2,714,865
180,300	Sanofi, ADR	10,174,329

		12,889,194

Semi-Annual Report | September 30, 2014	9

Consolidated Portfolio of Investments	First Opportunity Fund, Inc.
September 30, 2014 (Unaudited)

		Value
Shares	Description	(Note 2)
Real Estate (0.8%)
98,000	Cheung Kong Holdings, Ltd.	$1,614,223
2,490,000	Midland Holdings, Ltd.*	1,202,535

		2,816,758

TOTAL FOREIGN COMMON STOCKS
(Cost $21,205,511)		26,037,085

DOMESTIC WARRANTS (0.1%)
116,276	First Capital Bancorp, Inc., strike price $1.00, Expires 2/8/2022*(c)	136,543
26,230	Flagstar Bancorp, strike price $10.00, Expires 1/30/2019*(c)	195,875

		332,418

TOTAL DOMESTIC WARRANTS
(Cost $0)		332,418

TOTAL LONG TERM INVESTMENTS
(Cost $176,952,325)		225,613,470

SHORT TERM INVESTMENTS (2.4%)
Money Market Funds (2.4%)
2,651,913	Dreyfus Treasury & Agency Cash Management Money Market Fund, Institutional Class (7 day Yield 0.010%)	2,651,913
5,550,000	JPMorgan Prime Money Market Fund (7 day Yield 0.043%)	5,550,000

TOTAL SHORT TERM INVESTMENTS
(Cost $8,201,913)		8,201,913

TOTAL INVESTMENTS (67.0%) (Cost $185,154,238)		233,815,383
TOTAL OTHER ASSETS LESS LIABILITIES (33.0%)		115,163,840

TOTAL NET ASSETS (100.0%)		$348,979,223

10	www.boulderfunds.net

First Opportunity Fund, Inc.	Consolidated Portfolio of Investments
September 30, 2014 (Unaudited)

*	Non-income producing security.
(a)	Restricted security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. (See Note 10).
(b)

Private Placement: these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of September 30, 2014, these securities had a total value of $12,953,758 or 3.71% of Total Net Assets.

(c)	Fair valued security under procedures established by the Fund’s Board of Directors. Total value of fair valued securities as of September 30, 2014 was $17,000,282 or 4.87% of Total Net Assets.
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2014 these securities had a total value of $3,714,106 or 1.06% of Total Net Assets.

(e)	Affiliated Company. (See Note 9).

Percentages are stated as a percent of the Total Net Assets.

Common Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation.

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

LP - Limited Partnership.

Ltd. - Limited.

REIT - Real Estate Investment Trust.

SA -	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.

Regional Breakdown as a % of Total Net Assets
United States	59.6%
France	4.0%
South Korea	1.5%
Hong Kong	0.8%
India	0.5%
Germany	0.4%
Denmark	0.2%
Other Assets Less Liabilities	33.0%

See Accompanying Notes to Consolidated Financial Statements.

Semi-Annual Report | September 30, 2014	11

Consolidated Statement of Assets and Liabilities	First Opportunity Fund, Inc.
September 30, 2014 (Unaudited)

ASSETS
Investments:
Investments, at value of Unaffiliated Securities (Cost $182,405,271) (Note 2)	$226,680,552
Investments, at value of Affiliated Securities (Cost $2,748,967) (Notes 2 and 9)	7,134,831

Total Investments, at value	233,815,383
Receivable for investments sold	115,280,715
Dividends and interest receivable	214,781
Foreign currency, at value (Cost $50,035)	48,876
Dividends reclaim receivable	38,299
Cash	3,897
Prepaid expenses and other assets	37,503

Total Assets	349,439,454

LIABILITIES
Investment co-advisory fees payable (Note 3)	247,831
Administration and co-administration fees payable (Note 3)	76,992
Audit and tax fees payable	75,330
Custody fees payable	21,033
Printing fees payable	18,617
Legal fees payable	17,338
Directors’ fees and expenses payable (Note 3)	1,283
Accrued expenses and other payables	1,807

Total Liabilities	460,231

Net Assets	$348,979,223

NET ASSETS CONSIST OF:
Par value of common stock (Note 5)	$28,739
Paid-in capital in excess of par value of common stock	328,332,359
Undistributed net investment income	4,804,136
Accumulated net realized loss on investments sold and foreign currency related transactions	(32,845,097)
Net unrealized appreciation on investments and foreign currency translation	48,659,086

Net Assets	$348,979,223

Net Asset Value, $348,979,223/28,739,389 Shares Outstanding	$12.14

See Accompanying Notes to Consolidated Financial Statements.

12	www.boulderfunds.net

First Opportunity Fund, Inc.	Consolidated Statement of Operations
For the Six Months Ended September 30, 2014 (Unaudited)

INVESTMENT INCOME
Dividends from Unaffiliated Securities (net of foreign withholding taxes $107,240)	$2,906,321
Dividends from Affiliated Securities	107,762
Interest	1,951

Total Investment Income	3,016,034

EXPENSES
Investment co-advisory fees (Note 3)	1,604,713
Administration and co-administration fees (Note 3)	376,269
Legal fees	72,879
Audit and tax fees	69,934
Directors’ fees and expenses (Note 3)	49,563
Insurance expense	20,388
Printing fees	16,134
Custody fees	14,034
Transfer agency fees	11,154
Other	55,496

Total Expenses before fee waiver	2,290,564
Less fees waived by investment advisers (Note 3)	(116,710)

Total Net Expenses	2,173,854

Net Investment Income	842,180

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on:
Unaffiliated securities	39,790,451
Foreign currency related transactions	(2,874)

39,787,577

Net change in unrealized appreciation of:
Unaffiliated investment securities	(36,169,781)
Affiliated investment securities	(200,903)
Translation of assets and liabilities denominated in foreign currencies	(3,098)

(36,373,782)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,413,795

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,255,975

See Accompanying Notes to Consolidated Financial Statements.

Semi-Annual Report | September 30, 2014	13

Consolidated Statements of Changes in Net Assets	First Opportunity Fund, Inc.

	For the Six
	Months Ended	For the
	September 30, 2014	Year Ended
	(Unaudited)	March 31, 2014

OPERATIONS
Net investment income	$842,180	$1,596,077
Net realized gain/(loss) on investments and foreign currency related transactions	39,787,577	(1,483,711)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(36,373,782)	48,189,703

Net Increase in Net Assets Resulting from Operations	4,255,975	48,302,069

DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	–	(7,344,638)

Net Decrease in Net Assets from Distributions	–	(7,344,638)

Net Increase in Net Assets	4,255,975	40,957,431

NET ASSETS:
Beginning of period	344,723,248	303,765,817

End of period (including undistributed net investment income of $4,804,136 and $3,961,956, respectively)	$348,979,223	$344,723,248

See Accompanying Notes to Consolidated Financial Statements.

14	www.boulderfunds.net

First Opportunity Fund, Inc.	Consolidated Statement of Cash Flows
For the Six Months Ended September 30, 2014 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$4,255,975
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(25,578,347)
Proceeds from disposition of investment securities	21,571,584
Net proceeds from disposition of short-term investment securities	3,287,559
Increase in dividends and interest receivable	(120,821)
Decrease in dividend reclaim receivable	6,758
Increase in prepaid expenses and other assets	(14,839)
Increase in co-advisory fees payable	7,347
Decrease in audit and tax fees payable	(37,866)
Increase in administration and co-administration fees payable	4,383
Increase in legal fees payable	977
Increase in printing fees payable	3,680
Increase in custody fees payable	14,034
Increase in directors’ fees and expenses payable	1,033
Decrease in accrued expenses and other payables	(3,037)
Net realized gain from unaffiliated securities	(39,790,451)
Net change in unrealized appreciation on unaffiliated investment securities	36,169,781
Net change in unrealized appreciation on affiliated investment securities	200,903
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	3,098

NET CASH PROVIDED BY OPERATING ACTIVITIES	(18,249)

EFFECT OF EXCHANGE RATES ON CASH	(3,098)

NET DECREASE IN CASH AND FOREIGN CURRENCY	(21,347)

CASH AND FOREIGN CURRENCY, BEGINNING BALANCE	74,120

CASH AND FOREIGN CURRENCY, ENDING BALANCE	$52,773

See Accompanying Notes to Consolidated Financial Statements.

Semi-Annual Report | September 30, 2014	15

Consolidated Financial Highlights

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value, beginning of period

INCOME/LOSS FROM INVESTMENT OPERATIONS:
Net investment income/(loss)
Net realized and unrealized gain on investments

Total from Investment Operations

DISTRIBUTIONS:
Distributions paid from net investment income

Total Distributions

Net asset value, end of period

Market price per share, end of period

Total Investment Return Based on Market Price(b)

RATIOS AND SUPPLEMENTAL DATA:(c)
Ratio of operating expenses to average net assets excluding waiver
Ratio of operating expenses to average net assets including waiver
Ratio of net investment income/(loss) to average net assets excluding waiver
Ratio of net investment income/(loss) to average net assets including waiver
Portfolio turnover rate
Net assets, end of period (in 000’s)
Number of shares outstanding, end of period (in 000’s)

(a)	Based on average shares outstanding during the fiscal period.
(b)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed for purposes of calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. The calculation does not reflect brokerage commissions. Past performance is not a guarantee of future results.
(c)	These ratios do not reflect the proportionate share of income and expenses of the underlying investee funds (i.e. for Hedge Funds held during the period).
(d)	Annualized.

See Accompanying Notes to Consolidated Financial Statements.

16	www.boulderfunds.net

First Opportunity Fund, Inc.

For the Six Months Ended September 30, 2014 (Unaudited)	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2010

$11.99	$10.57	$9.30	$9.19	$8.16	$5.68

0.03(a)	0.06(a)	0.04(a)	(0.01)(a)	(0.02)(a)	0.01
0.12	1.62	1.23	0.12	1.05	2.50

0.15	1.68	1.27	0.11	1.03	2.51

–	(0.26)	–	–	–	(0.03)

–	(0.26)	–	–	–	(0.03)

$12.14	$11.99	$10.57	$9.30	$9.19	$8.16

$9.69	$9.32	$8.12	$7.05	$7.25	$7.04

3.97%	17.99%	15.18%	(2.76)%	2.98%	63.76%

1.31%(d)	1.29%	1.26%	1.18%	1.24%	1.64%
1.24%(d)	1.23%	1.14%	1.05%	N/A	N/A
0.42%(d)	0.43%	0.34%	(0.18)%	(0.19)%	(0.27)%
0.48%(d)	0.49%	0.46%	(0.06)%	N/A	N/A
8%	4%	27%	59%	97%	169%
$348,979	$344,723	$303,766	$267,365	$264,017	$234,572
28,739	28,739	28,739	28,739	28,739	28,739

Semi-Annual Report | September 30, 2014	17

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
September 30, 2014 (Unaudited)

NOTE 1. FUND ORGANIZATION

First Opportunity Fund, Inc. (the “Fund”) was incorporated in Maryland on March 3, 1986, as a closed-end, management investment company; registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is non-diversified and its primary investment objective is total return. The Fund trades over-the-counter under the trading symbol FOFI. The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”).

In seeking to achieve its investment objective, during the semi-annual period ended September 30, 2014, the Fund invested a significant portion of its investments in private investment partnerships and similar investment vehicles (the “Hedge Fund Portfolio”), typically referred to as hedge funds (“Hedge Funds”). In addition, a portion of the Fund’s assets were invested primarily in equity securities issued by financial services companies.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES AND SECURITIES VALUATION

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The most critical estimates reflected in the financial statements relate to securities whose fair values have been estimated by management in the absence of readily determinable fair values. Actual results could differ from those estimates.

Basis for Consolidation: The accompanying consolidated financial statements include the account of FOFI 1, Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund, organized under the laws of the Cayman Islands. FOFI 1, Ltd. invested in Bay Pond Partners, LP. until redemption of the hedge fund on September 30, 2014. FOFI 2, Ltd., which contained cash and accruals for expenses related to the subsidiary, was dissolved on September 30, 2014. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of FOFI 1, Ltd. as of September 30, 2014 was $57,259,111 or 16.4% of the Fund’s consolidated total net assets.

Securities Valuation: Equity securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market makers or other independent sources. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

The Fund’s Board of Directors (the “Board”) has delegated to the advisers, through approval of the appointment of the members of the advisers’ Valuation Committee, the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which

18	www.boulderfunds.net

First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
September 30, 2014 (Unaudited)

market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the advisers, does not represent fair value (“Fair Value Securities”). The advisers use a third-party pricing consultant to assist the advisers in analyzing, developing, applying and documenting a methodology with respect to certain Fair Value Securities. The advisers and their valuation consultant, as appropriate, use valuation techniques that utilize both observable and unobservable inputs including discount for lack of marketability, price to tangible book value multiple, future cash distribution, book value, book value multiple, and price to earnings multiple. In such circumstances, the Valuation Committee of the advisers are responsible for (i) identifying Fair Value Securities, (ii) analyzing the Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the advisers to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The advisers are responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

The Fund’s investments in Hedge Funds are valued, as a practical expedient, at the most recent estimated net asset value periodically determined by the respective Hedge Fund manager according to such manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time (adjusted for estimated expenses and fees accrued to the Fund since the last valuation date); provided, however, that the advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If a Hedge Fund does not report a value to the Fund on a timely basis, the fair value of such Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. The frequency and timing of receiving valuations for Hedge Fund investments is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

The Consolidated Portfolio of Investments includes investments valued at $134,397,166 (38.99% of total net assets), whose fair values have been estimated by management in the absence of readily determinable fair values. Due to the inherent uncertainty of the valuation of these investments, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances described below. If the Fund determines that developments between the close of a foreign market and the close of the New York Stock Exchange (the “NYSE”) will, in its judgment, materially affect the value of some or all of its portfolio securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Fund uses outside pricing services to provide it with closing prices. The advisers may consider whether it is appropriate, in light of relevant circumstances, to adjust such

Semi-Annual Report | September 30, 2014	19

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
September 30, 2014 (Unaudited)

valuation in accordance with the Fund’s valuation procedures. The Fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Fund uses adjusted prices, the Fund will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1	–	Unadjusted quoted prices in active markets for identical investments
Level 2	–	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3	–	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of September 30, 2014 in valuing the Fund’s investments carried at value:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total

Banks & Thrifts	$38,675,619	$1,401,825	$7,518,992	$47,596,436
Construction Machinery	4,872,276	–	–	4,872,276
Diversified Financial Services	19,742,352	–	3,714,106	23,456,458
Environmental Control	1,170,600	–	–	1,170,600
Healthcare Products & Services	7,557,231	–	–	7,557,231
Insurance	–	–	445,660	445,660
Mining	13,886,045	–	–	13,886,045
Mortgages & REITS	–	–	0	0
Oil & Gas	16,836,052	–	–	16,836,052
Pharmaceuticals	15,198,708	–	–	15,198,708
Registered Investment Companies (RICs)	926,000	–	–	926,000
Retail	764,700	–	–	764,700
Savings & Loans	19,187,079	–	3,199,193	22,386,272
Software & Services	21,014,274	–	–	21,014,274
Technology, Hardware & Equipment	17,606,425	–	–	17,606,425
Tobacco Products	2,846,880	–	–	2,846,880

Domestic Common Stocks	180,284,241	1,401,825	14,877,951	196,564,017

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First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
September 30, 2014 (Unaudited)

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total

Banks & Thrifts	$591,519	$–	$–	$591,519
Insurance	1,324,801	–	–	1,324,801
Iron/Steel	5,464,800	–	–	5,464,800
National Stock Exchange	–	–	1,789,913	1,789,913
Oil & Gas	1,160,100	–	–	1,160,100
Pharmaceuticals	12,889,194	–	–	12,889,194
Real Estate	2,816,758	–	–	2,816,758

Foreign Common Stocks	24,247,172	–	1,789,913	26,037,085

Limited Partnerships	2,679,950	–	–	2,679,950
Domestic Warrants	–	332,418	–	332,418
Short Term Investments	8,201,913	–	–	8,201,913

TOTAL	$215,413,276	$1,734,243	$16,667,864	$233,815,383

The Fund evaluates transfers into or out of Levels 1, 2 and 3 as of the end of the reporting period. Financial assets were transferred from Level 2 to Level 1 since certain equity prices used a last sales price from a data provider at the end of the period and a bid price from a data provider at the beginning of the period.

Transfers into and out of Levels 1 and 2 as of September 30, 2014 were as follows:

	Level 1 – Quoted and Unadjusted Prices		Level 2 – Other Significant Observable Inputs

	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)

Domestic Common Stocks	$4,097,841	$–	$–	$ (4,097,841)

Total	$4,097,841	$–	$–	$ (4,097,841)

Semi-Annual Report | September 30, 2014	21

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
September 30, 2014 (Unaudited)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities

	Domestic Common Stocks	Foreign Common Stocks	Domestic Hedge Funds	Foreign Hedge Funds	Total
Balance as of March 31, 2014	$16,643,418	$1,462,197	$57,663,820	$58,180,252	$133,949,687
Realized Gain	402,177	–	17,874,944	17,974,935	36,252,056
Change in Unrealized Appreciation/ (Depreciation)	(1,080,643)	327,716	(18,276,635)	(18,136,602)	(37,166,164)
Sales Proceeds	(402,176)	–	(57,262,129)	(58,018,585)	(115,682,890)
Transfer out of Level 3	(684,825)	–	–	–	(684,825)

Balance as of September 30, 2014 $ 14,877,951		$1,789,913	–	–	$16,667,864

Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2014	$(539,532)	$327,717	–	–	$(211,815)

Net change in unrealized appreciation/depreciation on Level 3 securities is included on the Consolidated Statement of Assets and Liabilities under Net unrealized appreciation on investments and foreign currency translation.

22	www.boulderfunds.net

First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
September 30, 2014 (Unaudited)

The table below provides additional information about the Level 3 Fair Value Measurements as of September 30, 2014:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Value/Range

Domestic Common Stocks:

Banks & Thrifts	$7,503,144	Comparable Company Approach	Discount for lack of marketability	10%
			Price to Tangible Book	1.1995x-
			Value Multiple	1.5555x

	$15,848	Future Cash Distribution less a	Discount for lack of marketability	20%
		20% discount	Future Cash Distribution	$0.02

Diversified Financial Services	$2,605,750	Comparable Company Approach	Discount for lack of marketability	10%
			Price to Tangible Book Value Multiple	1.543x

	$1,108,356	Direct Offering Price Approach	Book Value	$23.11

Insurance	$445,660	Future Cash Distribution less a	Discount for lack of marketability	20%
		20% discount	Future Cash Distribution	$28.31

Mortgages & REITS	$–	Book Value Approach	Book Value Multiple	0.00x

Savings & Loans	$3,199,193	Comparable Company Approach	Discount for lack of marketability	10%
			Price to Tangible Book Value Multiple	1.3122x

Foreign Common Stocks:

National Stock Exchange	$1,789,913	Comparable Company Approach	Discount for lack of marketability	10%
			Price to Earnings Multiple	31.2693x

Grand Total:	$16,667,864

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

	Impact to Value if	Impact to Value if
Unobservable Input	Input Increases	Input Decreases

Discount for Lack of Marketability	Decrease	Increase

Price to Tangible Book Value Multiple	Increase	Decrease

Future Cash Distribution	Increase	Decrease

Book Value	Increase	Decrease

Book Value Multiple	Increase	Decrease

Price to Earnings Multiple	Increase	Decrease

Semi-Annual Report | September 30, 2014	23

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
September 30, 2014 (Unaudited)

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis, using the interest method.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk below.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Concentration Risk: The Fund has highly concentrated positions in certain Hedge Funds and may take concentrated positions in other securities. Concentrating investments in a fewer number of securities (including investments in Hedge Funds) may involve a degree of risk that is greater than a fund which has less concentrated investments spread out over a greater number of securities. For example, the value of the Fund’s net assets will fluctuate significantly based on the fluctuation in the value of the Hedge Funds in which it invests. In addition, investments in Hedge Funds can be highly volatile and may subject investors to heightened risk and higher operating expenses than another closed-end fund with a different investment focus.

24	www.boulderfunds.net

First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
September 30, 2014 (Unaudited)

Hedge Fund Risk: The Fund invests a significant portion of its assets in Hedge Funds. The Fund’s investments in Hedge Funds are private entities that are not registered under the 1940 Act and have limited regulatory oversight and disclosure obligations. In addition, the Hedge Funds invest in and actively trade securities and other financial instruments using different strategies and investment techniques, which involve significant risks. These strategies and techniques may include, among others, leverage, employing various types of derivatives, short selling, securities lending, and commodities’ trading. These Hedge Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Hedge Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility. These and other risks associated with Hedge Funds may cause the Fund’s net asset value to be more volatile and more susceptible to the risk of loss than that of other funds with a different investment strategy.

Industry Diversification: The Fund may not invest more than 25% of its assets in any industry or group of industries. While the advisers do not intend to invest more than 25% of the Fund’s assets in a single industry, the Fund does not look through its investments in the Hedge Funds, some of which have significant exposure to industries within the financial sector, to determine whether the Fund exceeds the 25% limit. As a result, the Fund may be indirectly concentrated in an industry or group of industries by virtue of the Fund’s investments in Hedge Funds.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

As of and during the six months ended September 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Semi-Annual Report | September 30, 2014	25

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
September 30, 2014 (Unaudited)

NOTE 3. AGREEMENTS

Rocky Mountain Advisers, LLC (“RMA”) and Stewart Investment Advisers (“SIA”) serve as co-advisers to the Fund (the “Advisers”). The Fund pays the Advisers a monthly fee (the “Advisory Fee”) at an annual rate of 1.25% of the value of the Fund’s average monthly total net assets plus the principal amount of leverage, if any (“Managed Assets”), less an amount equal to up to 1.00% of the Fund’s assets invested in Hedge Funds affiliated with Wellington Hedge Management, LLC (“Wellington”) to offset any asset-based fees (but not any performance-based fees) paid to Wellington with respect to the Hedge Fund investments. Additionally, effective December 1, 2011, RMA and SIA agreed to waive 0.10% of the Advisory Fee such that the Advisory Fee will be calculated at the annual rate of 1.15% of Managed Assets except with respect to the Hedge Fund investments. The fee waiver agreement has a one-year term and is renewable annually. The Advisers renewed the fee waiver for an additional one year term as of December 1, 2013. The 0.10% waiver does not apply to the Hedge Fund investments.

RMA is owned by the Susan L. Ciciora Trust (the “SLC Trust”), which is also a member of Evergreen Atlantic LLC, a Colorado limited liability company (“EALLC”), and is a stockholder of the Fund. SIA is owned by the Stewart West Indies Trust, which is also a member of EALLC. RMA and SIA are considered “affiliated persons,” as that term is defined in the 1940 Act, of the Fund and Fund Administrative Services, LLC (“FAS”). Prior to October 1, 2013, SIA received a fee equal to 75% of the fees earned by the Advisers, and RMA received 25% of the fees earned by the Advisers. As of October 1, 2013, SIA receives 25% of the fees earned by the Advisers and RMA receives 75% of the fees earned by the Advisers.

FAS serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the Fund’s Managed Assets up to $100 million and 0.15% of the Fund’s Managed Assets over $100 million. The equity owners of FAS are EALLC and the Lola Brown Trust No. 1B (the “Lola Trust”). The Lola Trust is a stockholder of the Fund, and the Lola Trust and EALLC are considered to be “affiliated persons” of the Fund and the Advisers, as that term is defined in the 1940 Act.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly (the “Co-Administration Fee”). Fees paid to ALPS are calculated based on combined assets of the Fund and the following affiliates of the Fund: Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc., and The Denali Fund Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined average assets of the Fund Group: an annual minimum of $460,000, or an annualized fee of 0.045% on assets up to $1 billion, an annualized fee of 0.03% on assets between $1 and $3 billion, and an annualized fee of 0.02% on assets above $3 billion. In addition, the Fund and the Fund’s wholly-owned Subsidiaries entered into an additional Administration Agreement with ALPS to provide certain administrative services to the Subsidiaries. Pursuant to the new Administration Agreement, the Fund pays ALPS through its subsidiaries a fee in addition to the Co-Administration Fee at the annual rate of $45,000, payable monthly. On April 1, 2014 the Administration Agreement was amended due to the closure of FOFI 2, Ltd. The Fund pays ALPS through FOFI 1, Ltd. a fee in addition to the Co-Administration Fee at the annual rate of $28,000, payable monthly.

26	www.boulderfunds.net

First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
September 30, 2014 (Unaudited)

Each Director who is not a director, officer or employee of one of the Advisers, FAS, or any of their affiliates, receives a fee of $8,000 per annum plus $4,000 for each in-person meeting, $500 for each audit committee meeting, $500 for each nominating committee meeting and $500 for each telephonic meeting of the Board. The lead independent director of the Board receives $1,000 per meeting. The chairman of the Audit Committee receives an additional $1,000 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian. As compensation for BNY Mellon’s services, the Fund pays BNY Mellon a monthly fee plus certain out-of-pocket expenses. Computershare Trust Company, N.A. (“Computershare”) serves as the Fund’s transfer agent, dividend-paying agent, and registrar. As compensation for Computershare’s services, the Fund pays Computershare a monthly fee plus certain out-of-pocket expenses.

NOTE 4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sale of securities for the six months ended September 30, 2014, excluding short-term investments, aggregated $25,578,347 and $118,570,822, respectively.

NOTE 5. CAPITAL

As of September 30, 2014, 50,000,000 shares of $0.001 par value common stock (the “Common Stock”) were authorized and 28,739,389 shares were issued and outstanding.

Transaction in common stock were as follows:

	For the For the Six
	Months Ended	For the Year Ended
	September 30, 2014	March 31, 2014
Common Stock outstanding - beginning of period	28,739,389	28,739,389

Common Stock outstanding - end of period	28,739,389	28,739,389

NOTE 6. SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time repurchase shares of the Fund in the open market at the option of the Board and upon such terms as the Board shall determine. For the six months ended September 30, 2014 and the year ended March 31, 2014, the Fund did not repurchase any of its own shares.

NOTE 7. SIGNIFICANT STOCKHOLDERS

As of September 30, 2014, the Lola Trust and other entities and individuals affiliated with Stewart R. Horejsi and the Horejsi family owned 11,402,886 shares of Common Stock of the Fund, representing approximately 39.68% of the total Common Stock outstanding.

Semi-Annual Report | September 30, 2014	27

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
September 30, 2014 (Unaudited)

NOTE 8. DISTRIBUTIONS AND TAX INFORMATION

As determined on March 31, 2014, permanent differences resulting primarily from different book and tax accounting for gains and losses on foreign currency, partnership investments, and certain other investments were reclassified at fiscal year-end. These reclassifications had no effect on net increase in net assets resulting from operations, net assets applicable to common stockholders or net asset value per common share outstanding. Permanent book and tax basis differences of $2,538,656, $438,459 and $(2,977,115) were reclassified at March 31, 2014 among net investment income, accumulated net realized gains on investments and paid-in-capital, respectively, for the Fund.

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of September 30, 2014.

Year Ended
March 31, 2014
Distributions paid from:
Ordinary Income	$7,344,638
$7,344,638

As of March 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$4,398,084
Accumulated capital loss on investments	(69,008,819)
Other cumulative effect of timing differences	(436,128)
Unrealized appreciation on investments	81,409,013
Total	$16,362,150

Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

As of March 31, 2014, the Fund had unused pre-enactment capital loss carryovers of $9,191,039 expiring March 31, 2017 and $35,618,163 expiring March 31, 2018. Additionally, the Fund had post-enactment capital losses deferred to next tax year of $5,274,276 for short-term and $18,002,628 for long-term.

The Fund has post-October capital losses of $922,713 which it has elected to defer until the next fiscal year.

28	www.boulderfunds.net

First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
September 30, 2014 (Unaudited)

On September 30, 2014, based on cost of $189,230,677 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $56,674,543, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $(12,089,837). This resulted in net unrealized appreciation of $44,584,706.

NOTE 9. TRANSACTIONS WITH AFFILIATED COMPANIES

Transactions during the period with companies in which the Fund owned at least 5% of the voting securities were as follows:

	Beginning
	Share			Ending Share		Realized
	Balance as			Balance as of	Dividend	Gains	Value as of
Name of Affiliate	of 4/1/14	Purchases	Sales	9/30/14	Income	(Losses)	9/30/14

Perpetual Federal Savings Bank	165,930	–	–	165,930	$59,735	$–	$3,185,856

Redwood Financial, Inc.	40,650	–	–	40,650	–	–	1,158,525

River Valley Bancorp	89,993	–	–	89,993	41,397	–	1,928,550

Third Century Bancorp	110,500	–	–	110,500	6,630	–	861,900

TOTAL					$107,762	$–	$7,134,831

Semi-Annual Report | September 30, 2014	29

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
September 30, 2014 (Unaudited)

NOTE 10. RESTRICTED SECURITIES

As of September 30, 2014, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Restricted securities as of September 30, 2014 were as follows:

				Value as
			Market	Percentage
Description	Acquisition Date	Cost	Value	of Net Assets

Community Bank	2/12/08	$912,100	$7,495,800	2.2%

Florida Capital Group	8/23/06	2,203,175	7,344	0.0%(a)

Forethought Financial Group, Inc., Escrow - Class A(b)	11/13/09-9/30/10	0	445,660	0.1%

MidCountry Financial Corp.	10/22/04	4,654,500	3,199,193	0.9%

National Bancshares, Inc., Escrow	6/6/06	113,857	15,848	0.0%(a)

NSE India, Ltd.	4/30/10	1,517,269	1,789,913	0.5%

South Street Securities Holdings, Inc.	12/8/03	2,500,000	2,605,750	0.8%

Tiptree Financial	6/4/07-7/10/09	2,058,848	1,108,356	0.3%

		$13,959,749	$16,667,864	4.8%

(a)	Less than 0.05% of total net assets.
(b)

On January 7, 2014, the merger of Forethought Financial Group into Global Atlantic Financial Group was completed. Following the merger, a holdback of the proceeds was established to fund escrow accounts. The escrow accounts will be released in installments within 3 years after the close of the merger.

NOTE 11. REDEMPTION OF HEDGE FUNDS

In July 2014, the Fund was notified of proposed structural changes to both of its remaining hedge fund investments. In light of the substantive nature of the proposed changes, the managers of the funds allowed investors who did not want to continue as investors under the revised fund terms to redeem their investments in the funds in an off-cycle redemption. The Advisers reviewed the proposed changes and determined that the hedge funds would no longer satisfy the Advisers’ original investment thesis. Consequently, the Advisers gave notice to the hedge fund manager of their decision to redeem the Fund’s hedge fund investments. On September 30, 2014, the Fund’s interest in the Hedge Funds was redeemed. A 5% holdback was assessed at the time of the redemption. The redemption and the 5% holdback are reported on the Consolidated Statement of Assets and Liabilities under Receivable for investments sold.

NOTE 12. LINE OF CREDIT

On December 7, 2012 the Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed the Fund to borrow up to $30,000,000 (“Initial Maximum Commitment”) and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund

30	www.boulderfunds.net

First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
September 30, 2014 (Unaudited)

that are held by the Fund’s custodian in a separate account (the “Pledged Collateral”). Under the terms of the Agreement, BNP is permitted in its discretion, with 270 calendar days’ advance notice (the “Notice Period”), to reduce or call the entire Initial Maximum Commitment. Interest on the borrowing is charged at the one month LIBOR (London Inter-bank Offered Rate) plus 0.80% on the amount borrowed.

For the six months ended September 30, 2014, the Fund had no borrowings outstanding under the Agreement.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the Pledged Collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the Pledged Collateral as ineligible to be a Lent Security, provided there are eligible securities within the Pledged Collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Securities lending income on the Statement of Operations.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings. As of September 30, 2014, the value of securities on loan was $0.

The Board has approved the Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement occurred during the six months ended September 30, 2014.

Semi-Annual Report | September 30, 2014	31

Notes to Consolidated Financial Statements	First Opportunity Fund, Inc.
September 30, 2014 (Unaudited)

The interest incurred on borrowed amounts is recorded as Interest on loan in the Statement of Operations, a part of Total Expenses. Total Expenses are used to calculate some of the ratios shown in the Financial Highlights.

NOTE 13. SUBSEQUENT EVENTS

On November 14, 2014, BIA and RMA announced that at a joint special meeting of stockholders of the Fund, Boulder Growth & Income Fund, Inc. (“BIF”), Boulder Total Return Fund, Inc. (“BTF”) and The Denali Fund Inc. (“DNY”), stockholders of each fund approved all proposals presented with regard to the reorganization of each of BTF, DNY and the Fund into BIF, the single surviving fund.

At the special meeting:

•

FOFI stockholders approved (i) an amendment to the Fund’s charter eliminating the right of stockholders to demand the fair value for shares in connection with a reorganization of FOFI with another affiliated investment company and (ii) the agreement and plan of reorganization pursuant to which FOFI will transfer all of its assets to BIF in exchange for shares of BIF, and the assumption by BIF of all of the liabilities of FOFI;

•

BTF stockholders approved an agreement and plan of reorganization pursuant to which BTF will transfer all of its assets to BIF in exchange for shares of BIF, and the assumption by BIF of all of the liabilities of BTF;

•

DNY stockholders approved an agreement and plan of reorganization pursuant to which DNY would transfer all of its assets to BIF in exchange for shares of BIF, and the assumption by BIF of all of the liabilities of DNY; and

•

BIF stockholders approved (i) the issuance of additional common shares of BIF in connection with the reorganizations pursuant to an agreement and plan of reorganization among the Funds, (ii) the elimination of a fundamental investment policy limiting BIF’s ability to invest more than 4% of total assets in any single issuer; and (iii) new investment co-advisory agreements with Rocky Mountain Advisers, LLC and Stewart Investment Advisers (aka, Stewart West Indies Trading Company, Ltd).

(the foregoing being the “Reorganization Proposals”).

Each of the Reorganization Proposals received the requisite votes for passage.

In addition, it was announced that in recognition of BIF stockholder approval of the new advisory agreements which contemplate a 1.00% advisory fee, the advisers for all the funds have agreed to reduce the advisory fee for each of the funds (currently at 1.25% with a 0.10% temporary waiver) to a flat rate of 1.00% (i.e., 1.25% contractual rate less a 0.25% waiver), effective December 1, 2014, through the effectiveness of the reorganizations.

32	www.boulderfunds.net

First Opportunity Fund, Inc.	Notes to Consolidated Financial Statements
September 30, 2014 (Unaudited)

MEETING OF STOCKHOLDERS – VOTING RESULT

On November 14, 2014, the Fund held a Special Meeting of Stockholders to consider the proposals set forth below.

The following votes were recorded:

Proposal 1: To approve an amendment to Article IV of First Opportunity Fund, Inc.’s Articles of Amendment and Restatement eliminating the right of stockholders to demand the fair value for their shares but only upon reorganization of the Fund with and into another affiliated registered investment company.

	# of Votes Cast	% of Votes Cast
For	17,259,374	86.95%
Against	2,500,402	12.59%
Abstain	90,453	0.46%

TOTAL	19,850,229	100.00%

Proposal 2: An agreement and plan of reorganization

	# of Votes Cast	% of Votes Cast
For	17,965,274	90.50%
Against	1,793,557	9.04%
Abstain	91,397	0.46%

TOTAL	19,850,228	100.00%

Semi-Annual Report | September 30, 2014	33

Additional Information	First Opportunity Fund, Inc.
September 30, 2014 (Unaudited)

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) on the Fund’s website located at http://www.boulderfunds.net; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Voting Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available on the Fund’s website located at http://www.boulderfunds.net, on the SEC’s website at http://www.sec.gov, or by calling 303-449-0426. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

Senior Officer Code of Ethics. The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at http://www.boulderfunds.net.

Privacy Statement. Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Board established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or U.S. mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or U.S. mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

34	www.boulderfunds.net

First Opportunity Fund, Inc.	Additional Information
September 30, 2014 (Unaudited)

Safeguards Regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

Semi-Annual Report | September 30, 2014	35

Summary of Dividend Reinvestment Plan	First Opportunity Fund, Inc.
September 30, 2014 (Unaudited)

Stockholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (the “shares”) pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”). Stockholders who do not participate in the Plan will normally receive all distributions in cash paid by check in United States dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent, unless the Fund declares a distribution payable in shares, absent a stockholder’s specific election to receive cash.

Computershare Trust Company, N.A. (the “Plan Agent”) serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in shares valued at the market price determined as of the time of purchase (generally, following the payment date of a dividend or distribution); or if (2) the market price of shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued shares at the higher of net asset value or 95% of the market price. If the Fund declares a dividend or other distributions payable only in cash and the net asset value exceeds the market price of shares on the valuation date, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares on the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the Plan Agent will halt open-market purchases of the Fund’s shares for this purpose, and will request that the Fund pay the remainder, if any, in the form of newly issued shares. The Fund will not issue shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchase in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions. The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to stockholders of the Fund. Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent or by telephone in accordance with specific procedures and will receive certificates for whole shares and cash for fractional shares.

All correspondence concerning the Plan should be directed to the Plan Agent, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. To receive a full copy of the Fund’s dividend reinvestment plan, please contact the Plan Agent at 1-800-426-5523.

36	www.boulderfunds.net

Directors	Richard I. Barr
Susan L. Ciciora
Dean L. Jacobson
Joel W. Looney
Steven K. Norgaard

Co-Investment Advisers	Stewart Investment Advisers
Rocky Mountain Advisers, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Administrator	Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian	Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent	Computershare Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

Independent Registered	Deloitte & Touche LLP
Public Accounting Firm	555 17th Street, Suite 3600
Denver, CO 80202

Legal Counsel	Paul Hastings LLP
515 South Flower Street, 25th Floor
Los Angeles, CA 90071-2228

“First Opportunity Fund” is a proprietary trademark of First Opportunity Fund, Inc. Used by permission. © 2014; all rights reserved.

The views expressed in this report and the information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

First Opportunity Fund, Inc. 2344 Spruce Street, Suite A | Boulder, CO 80302

If you have questions regarding shares held in a brokerage account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent and Shareholder Servicing Agent - Computershare Trust Company, N.A. at: P.O. Box 43011 | Providence, RI 02940-3011 | (800) 451-6788

www.boulderfunds.net

The Fund’s CUSIP number is: 33587T108

c/o Computershare Trust Company, N.A.

P.O. Box 43011

Providence, RI 02940-3011

Item 2. Code of Ethics.

Not applicable to the semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to the semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to the semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this semi-annual filing.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibits 99.302(i)CERT and 99.302(ii)CERT.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	FIRST OPPORTUNITY FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	December 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date:	December 8, 2014

By (Signature and Title)	/s/ Nicole L. Murphey
Nicole L. Murphey, Chief Financial Officer, Chief Accounting Officer, Vice President, Treasurer, Asst. Secretary (Principal Financial Officer)

Date:	December 8, 2014